Restructuring and Impairments	12 Months Ended
Dec. 31, 2020
Restructuring and Related Activities [Abstract]
Restructuring and Impairments	Restructuring and Impairments
As part of our restructuring activities, we incur expenses that qualify as exit and disposal costs under U.S. GAAP including severance and employee costs as well as contract and other costs, primarily contract termination costs, as well as inventory write-offs and other implementation costs primarily related to consulting fees. Personnel related costs primarily relate to cash severance and other termination benefits including accelerated share-based compensation. We also incur expenses that are an integral component of, and are directly attributable to, our restructuring activities which do not qualify as exit and disposal costs under U.S. GAAP, which consist of asset-related costs such as intangible asset impairments and other asset related write-offs.
Personnel costs are primarily determined based on established benefit arrangements, local statutory requirements, or historical benefit practices. We recognize these benefits when payment is probable and estimable. Other benefits which require future service and are associated to non-recurring benefits are recognized ratably over the future service period. Other assets, including inventory, are impaired or written-off if the carrying value exceeds the fair value. All other costs are recognized as incurred.
2019 Restructuring
In the second half of 2019, we decided to suspend development of NGS-related instrument systems and entered into a new strategic partnership with Illumina to commercialize IVD kits worldwide on Illumina's diagnostic sequencers. In order to align our business with this new strategy, we began restructuring initiatives to target resource allocation to growth opportunities in our Sample to Insight portfolio.
Impairments to property, plant and equipment primarily impacted computer software and machinery and equipment. Costs incurred to either purchase software or produce software products and the software components of products to be sold, leased or marketed after technological feasibility is established were previously capitalized during the development of certain NGS-related instrument systems. These long-lived assets were fully impaired due to the decision to suspend further development. In addition to computer software, certain machinery and equipment assets were fully impaired given that these assets had no alternative use following the changes announced for this program and it was estimated that no value was recoverable in a market disposal.
Due to the suspended development, intangible assets were also assessed for recoverability. The abandoned assets include developed technology related to the suspended projects as well as the termination of licenses which were used exclusively in connection with this program. As a result, we recorded intangible asset impairment charges due to the conclusion that the identified assets have no alternative use outside of the suspended program and thus are fully impaired.
We also conducted an impairment review of inventory and prepaid and other assets and recorded the charges noted in the table below. As these charges, including inventory, are a direct result of the decision to suspend further development of NGS-related instrument systems and are not related to external market factors, the impairment charges were recorded in the line item restructuring, acquisition, integration and other, net in the consolidated statements of income (loss) due to the assets being deemed excess and no longer utilized due to the discontinued development and related actions discussed above.
In addition, we implemented measures to:
•shift Commercial Operations activities into Business Areas;
•transition manufacturing activities into a regional structure; and
•expand the scope of activities at QIAGEN Business Services (QBS) centers in Wroclaw, Poland and Manila, Philippines
During 2020, certain of the planned measures were delayed during the acquisition attempt by Thermo Fisher or changed as a result of business needs during the pandemic. The following is a summary of the charges recorded in the consolidated statements of income (loss) during the years ended December 31, 2020 and 2019 and total program charges through December 31, 2020.

Classification and Type of Charge (in thousands)	Note	2020	2019	Total program charges through 2020
Restructuring, acquisition, integration and other, net
Personnel related(1)	(22)	$904	$70,578	$71,482
Contract termination expense(1)		682	42,099	42,781
Consulting fees		1,153	10,150	11,303
Accounts receivable(2)		(622)	10,825	10,203
Inventories		1,014	12,336	13,350
Prepaid expenses and other assets(2)		127	17,012	17,139
		3,258	163,000	166,258
Long-lived asset impairments
Property, plant and equipment	(9)	1,034	98,472	99,506
Intangible assets	(11)	—	40,301	40,301
		1,034	138,773	139,807
Other income, net
Equity method investment impairment	(10)	—	4,799	4,799

Total		$4,292	$306,572	$310,864

(1) During the year ended December 31, 2019, personnel related and contract termination costs include $2,956 and $15,676, respectively, due to related parties.
(2) During the year ended December 31, 2019, accounts receivable and prepaid expenses and other assets includes $5,984 and $2,270, respectively due from related parties.

Of the total costs incurred, $11.2 million and $60.2 million are accrued as of December 31, 2020 and 2019, respectively, in accrued and other current liabilities in the accompanying consolidated balance sheets as summarized in the following table that includes the cash components of the restructuring activity.

(in thousands)	Personnel Related	Contract Termination	Consulting Fees	Total
Costs incurred in 2019	$44,640	$42,099	$10,150	$96,889
Payments	(17,272)	(18,294)	(2,162)	(37,728)
Foreign currency translation adjustment	631	493	(53)	1,071
Liability at December 31, 2019	27,999	24,298	7,935	60,232
Additional costs incurred in 2020	4,542	1,639	1,661	7,842
Release of excess accrual	(3,638)	(957)	(508)	(5,103)
Payments	(24,355)	(18,319)	(9,028)	(51,702)
Foreign currency translation adjustment	139	(230)	(12)	(103)
Liability at December 31, 2020	$4,687	$6,431	$48	$11,166
Future pre-tax costs between $5 - $10 million are expected to be incurred, primarily related to personnel and consulting, in the first half of 2021.
2017 Restructuring
We initiated restructuring initiatives in 2017 to mitigate the negative impacts stemming from the U.S. tax reform. Total pre-tax costs for the initiatives, which concluded in 2018, were $24.4 million. Cumulative costs for this program were as follows:

(in thousands)	Personnel Related	Contract and Other Costs	Inventory Write-offs & Asset Impairments	Total
Cost of sales	$—	$—	$3,039	$3,039
Restructuring, acquisition, integration and other, net	6,174	4,583	—	10,757
Total 2017 costs	6,174	4,583	3,039	13,796
Cost of sales	424	1,193	—	1,617
Restructuring, acquisition, integration and other, net	4,207	4,232	1,610	10,049
Total 2018 costs	4,631	5,425	1,610	11,666
Restructuring, acquisition, integration and other, net	(1,100)	—	—	(1,100)
Total 2019 releases	(1,100)	—	—	(1,100)
Total cumulative costs	$9,705	$10,008	$4,649	$24,362
During 2018, fixed asset impairments of $1.6 million were recorded in connection with this initiative and are included within long-lived asset impairments in the accompanying consolidated statement of income.